                                                                Exhibit 10.25.2



                                                                  EXECUTION COPY

                                    AMENDMENT

     This Amendment (the "Amendment") is entered into as of this 5th day of March, 1998, by and between PanAmSat International Systems, Inc., a Delaware corporation, formerly known as PanAmSat Corporation ("PanAmSat") and Televisa, S.A. de C.V., a sociedad Anonima de Capital Variable, formed under the laws of the United Mexican States ("Customer"). This Amendment amends that certain "Full-Time Transponder Service Agreement from PAS-3 (European Beam)" dated as of September 20, 1996, by and between the parties hereto (the "Agreement"). This Amendment is being entered contemporaneously with that certain Transponder Service Agreement by and between PanAmSat and Sky Multi-Country Partners, previously referenced as Multi-Country Partners, GP ("Multi-Country," the "Multi-Country Agreement").

                                 MATTERS AMENDED

     In consideration of the foregoing and of the mutual promises set forth below, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, PanAmSat and Customer mutually agree that the following provisions of the Agreement are amended or added, as applicable. Sections referenced correspond to the Agreement and replace the Sections of the corresponding numbers (if any) in the Agreement:

     1.2  Beam and Transponder  Designation.  The Beams,  and subject to Section
5.3 and Appendix C, the particular Transponders upon which Customer shall be provided Service (the "Service Transponders") are shown in Appendix A. It is hereby acknowledged that through October 31, 1997, the Service Transponders were the following three (3) Transponders: 7, 11, and 15 (all Europe downlink Beams), and that, effective as of November 1, 1997, the Service Transponders were changed to the following five (5) Ku-band Transponders: 6, 10, 11, 13, and 14. At Customer's request, Transponders 6, 10, 13, and 14 have or will be switched into the NSA or SSA downlink Beams of PAS-3 to accommodate the requirements of Multi-Country. In addition, in circumstances under which Multi-Country would have the right to have the uplink Beam changed if the same Service was supplied to it by PanAmSat under the Multi-Country Agreement, at Customer's request (based upon Multi-Country's request to it) the uplink Beam will be changed for the applicable Transponder(s). When Multi-Country is no longer entitled to the use of these Transponders under its sublease agreement with Televisa, Televisa
shall  so  notify   PanAmSat  (the  "End  of  the   Multi-Country Availability


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Requirement"),  and these  Transponders  will be switched to the Europe or North
America downlink Beams, as applicable, and, if applicable, the uplink Beams back to the Europe/North America Beam.

     The foregoing notwithstanding, at Customer's request, PanAmSat shall leave the Transponders in the configuration established for Multi-Country under the preceding paragraph, provided that: (a) such configuration shall only be permitted to be used for the transmission of "Customer's Television Service" with the definition of "Commonly Controlled Entities" (other than Multi-Country) limited to entities in which there is a minimum of 50.1% common equity ownership with Customer; and (b) PanAmSat may require the Transponders to be switched to the configuration shown in Appendix A (without regard to the footnotes) at any time on notice to Customer if such a switch is necessary to allow the use of the frequencies by another satellite without interference to or from that satellite (or its use), at PanAmSat's desired location of use. The restrictions set forth in this paragraph shall not apply, and Customer's use of the Transponders as configured for the benefit of Multi-Country shall be subject to the other more general provisions of this Amendment and the Agreement, if PanAmSat is technically unable to switch the Transponders back to the configuration shown in Appendix A (without regard to the footnotes) at the End of the Multi-Country Availability Requirement; provided that, within sixty (60) days of PanAmSat's determination that such Transponder(s) cannot be switched, PanAmSat shall have the right, on notice to Customer to terminate this Agreement as to one or more of such unswitchable Transponders.

     No other switching of downlink Beams (or uplink beams) shall be permitted without PanAmSat's express written consent. All changes of downlink Beams are subject to the following additional requirements:

               (a) If the change cannot be accomplished using reasonable engineering standards, this Agreement shall continue to operate with the Service Transponders in their then-existing configuration without the contemplated change;

               (b) If the change was expressly authorized by the first paragraph of this Section 1.2 (i.e., as to the downlink Beams to NSA or SSA to accommodate Multi-Country and back to Europe or North America when no longer needed for Multi-Country, or, if applicable, as to the change of uplink Beams to accommodate Multi-


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Country if it would be permitted under the Multi-Country Agreement and back to the Europe/North America uplink Beam when no longer required by Multi-Country),

               Then, as to a change of downlink Beams, PanAmSat shall bear the risk of loss if the Service Transponder(s) is damaged or made unusable as a result of attempting to make such change (i.e., if the Service Specifications for such Transponder can no longer be met in any configuration, the provisions of this Agreement that apply to a failure of a Service Transponder on a Confirmed Basis shall apply) and, as to a change of uplink Beams, PanAmSat shall bear such risk if it would have had such risk if the Service had been supplied by it to Multi-Country under the Multi-Country Agreement; and

               (c) Except as provided in the preceding clause (b), Customer shall accept the risk of loss if a Service Transponder(s) is damaged or made unusable as a result of attempting to make any further switch to which PanAmSat may consent (i.e., the Service Transponder shall not be deemed to have failed on a Confirmed Basis).

          1.2A. Beam Election. Implemented.



          1.3A Additional Use Restrictions. Customer acknowledges and agrees that, notwithstanding anything in this Agreement to the contrary, its use of any Transponder in the SSA, NSA, or North America downlink Beams of PAS-3 (and all uses that may be permitted under this Agreement) shall be subject to all of the [*******************************************************************************
********************************************************************************
********************************************************************************
**************************************].

          1.5 Interim Marketing of the Capacity.

              (a) If neither Customer nor Multi-Country requires all of the capacity provided hereunder, until the End of the Multi-Country Availability Requirement, upon Customer's request, PanAmSat shall use all reasonable efforts to market services for occasional use from the Service Transponders (which Customer would thereafter cease to employ) on a rolling sixty (60) day cycle, subject to recall by Customer on sixty-five (65) days' notice (but subject to preemption on twenty-four (24) hours notice if required by


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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Customer for  Multi-Country  because of  additional  failures on PAS-6) to other potential customers for video, data, or other uses, as market demand and technical considerations may warrant, as reasonably determined by PanAmSat in consultation with Customer, and subject to PanAmSat's reasonable discretion with regard to the terms and conditions of service and selection of appropriate customers, which shall be consistent with its general practices in this regard. In such event, PanAmSat shall credit against Customer's next monthly Service Fee (which shall continue to be payable) [*****************************************
********************************************************************************
********************************************************************************
******************************************************************] In addition, after deducting [*******] specified above, if the monthly service fees actually received by PanAmSat for service from the Service Transponders exceed the monthly Service Fees to be paid to PanAmSat by Customer for the remarketed capacity (the "Excess Amount") in addition to crediting the next month's Service Fee payment, [*****************************************************].

          1.6 Additional Marketing of Excess Capacity.

              (a) At Customer's written request (an "Availability Notice"), which may be given at any time after the End of the Multi-Country Availability Requirement, PanAmSat shall use all reasonable efforts to market services from one or more of the Service Transponders (which Customer would thereafter, on a minimum of thirty (30) days' notice from PanAmSat, or such lesser period of notice as Customer may agree in writing, cease to employ), as shall be designated in the Availability Notice to other potential customers on a full-time, full transponder basis for video, data, or other uses, as market demand and technical considerations may warrant, as reasonably determined by PanAmSat in consultation with Customer, and subject to PanAmSat's reasonable discretion with regard to the terms and conditions of service and selection of appropriate customers, which shall be consistent with its general practices in this regard. In such event,

                    (i) PanAmSat shall actively market services from the Service Transponders in good faith provided that PanAmSat shall not be obligated to use the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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Service  Transponders  ahead of any other  capacity  that PanAmSat may also have available for comparable service. Unless otherwise agreed by both parties, the marketing shall be for full-time, fixed term uses. In addition, subject to the considerations stated above, if Customer identifies to PanAmSat a potential customer who desires to purchase service from PanAmSat that employs the Service Transponders, PanAmSat shall seek, in good faith, promptly to enter into a service agreement with said customer, provided that if PanAmSat was already in negotiations with said potential customer for other PanAmSat capacity, PanAmSat shall not be required to discontinue such negotiations; and

                    (ii) PanAmSat shall credit against Customer's next monthly Service Fee (which shall continue to be payable) [*****************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************] In addition, after deducting [*******] specified above, if the monthly Service Fees actually received by PanAmSat for service from the Service Transponders exceed the monthly Service Fees to be paid to PanAmSat by Customer for the remarketed capacity (the "Excess Amount") in addition to crediting the next month's Service Fee payment, [*************************** *************************************]

              (b) At any time that is six months or more after the date that Customer shall have given an unwithdrawn Availability Notice, Customer shall be permitted on notice to PanAmSat to replace an Availability Notice with a "Sublease Notice" as to such Service Transponder(s) that had been subject to the Availability Notice. Upon giving of such a notice, subject to any customer agreements that PanAmSat may have entered under and consistent with the Availability Notice, Customer shall be permitted to sublease such Service Transponder capacity itself to third parties on a full-time, full transponder basis, subject to the following conditions:

              (i) Any such sublease shall be subject to PanAmSat's prior written consent; provided that such consent shall not be unreasonably withheld or delayed, it being understood that PanAmSat may withhold its consent only if:


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

(A) PanAmSat determines in good faith, that some or all of the sublease's programming (information about which Customer shall provide to PanAmSat upon PanAmSat's request) may be pornographic, involve religious fanaticism or political advocacy, obscene, indecent, slanderous, or in violation of any governmental programming restrictions; or (B) PanAmSat was demonstrably already engaged in marketing other PanAmSat capacity with comparable coverage ("Comparable Capacity") to the required sublessee(s), evidence of which (which, if in writing, may be excised to protect proprietary information and, if oral, will be summarized by PanAmSat) shall be provided to Customer by PanAmSat at Customer's written request;

              (ii) Any marketing by Customer to potential sublessees shall be only via "soft marketing," i.e., one-to-one, private and confidential discussions with third parties and shall not include any public or mass marketing of such capacity, or employ the use of brochures or similar materials intended for broad distribution. If Customer is informed (either by PanAmSat or by a potential sublessee) that the sublessee is in negotiation with PanAmSat for Comparable Capacity, Customer shall discontinue its marketing efforts directed at such sublessee);

              (iii) Customer: (A) shall remain responsible directly to PanAmSat for compliance with all obligations under this Agreement, including payment; (B) shall be responsible for and shall require its sublessees to comply with all of the conditions of use (operational and content) of this Agreement; and (C) if any sublessee will have an uplink to the Satellite that is not under Customer's direct operational control, shall require said sublessee(s) to enter into a third party access agreement(s) with PanAmSat, which makes said sublessee's obligations to comply with the conditions of use (operational and content) of this Agreement enforceable directly by PanAmSat against such third party (as well as against Customer); and

              (iv) Customer shall notify PanAmSat of all consideration promised and/or received by its sublessees. In the event that such consideration exceeds the amount of (A) Customer's Service Fee for the applicable Service Transponder and for the same period of use; and (B) such costs reasonably incurred by Customer for providing any related services and equipment to said sublessee, not provided by PanAmSat, that may be associated with the provision of such service, e.g., turnaround, compression, or other terrestrial services of facilities or in subleasing the Service Transponder or in remarketing such capacity (the "Excess Amount"), then, in addition to the monthly


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

Service  Fees  to  be  paid  to  PanAmSat  by  Customer,   Customer   shall  pay
[********************************************************] to PanAmSat.

          (c) Subject to any third party agreements which PanAmSat may have entered while the Service Transponder(s) are made available to it under Section 1.6(a) above consistent with the Notice of Availability that was given, Customer may withdraw an Availability or Sublease Notice at any time; provided that, until withdrawn, PanAmSat may, on notice to Customer, terminate this Agreement as to one or more of the Service Transponders that are then subject to an Availability or Sublease Notice, subject to any sublease agreements to which PanAmSat may have consented pursuant to Section 1.6(b) above.

     2.2 (b) The Service Term for the remaining two (2) Service Transponders (the "Remaining Two"), and the change of designation of two of the three Initial Group Transponders, is acknowledged to have commenced on November 1, 1997. (For the avoidance of doubt, there is no change to clauses (a) or (c) of Section 2.2.)

     Appendix A, Transponder Designations. A revised Appendix A is attached to this Amendment.

     Appendix   B,   Service   Specifications.   In   addition  to  the  Service
Specifications that are (and remain, where applicable) part of the PAS-3 Agreement, Service Specifications associated with the use of the Service Transponders when switched into the SSA or NSA beams are attached to this Amendment. [same as used for MultiCountry PAS-3 specs]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

     Each of the parties has duly executed and delivered this Amendment as of the day and year first written above.

                  PANAMSAT INTERNATIONAL SYSTEMS, INC.


                  By:
                  Name:
                  Title:



                  TELEVISA, S.A. de C.V.


                  By:
                  Name:
                  Title:

                                                            APPENDIX A (REVISED)


                              SERVICE TRANSPONDERS

                                      PAS-3


             INITIAL GROUP (March 1, 1997 through October 31, 1997)

                           UPLINK                        DOWNLINK
Transponder #    MHz    Band     Beam                 Band       Beam

7-EK             64     Ku       Eur/No. Amer V        Ku        Europe H
11-EK            54     Ku       Eur/No. Amer V        Ku        Europe V
15-EK            54     Ku       Eur/No. Amer V        Ku        Europe V

              FIVE TRANSPONDERS (November 1, 1997, and thereafter)
11-EK            54     Ku       Eur/No. Amer V        Ku        Europe V
13-K             54     Ku       Eur/No. Amer V        Ku        Europe V*
 6-K             54     Ku       Eur/No. Amer H        Ku        No. Amer V**
10-K             54     Ku       Eur/No. Amer H        Ku        No. Amer V**
14-K             54     Ku       Eur/No. Amer H        Ku        No. Amer V**





*   To be switched to NSA Beam for Multi-Country and then back to Europe.

**  To be switched to SSA Beam for Multi-Country and then back to No. Amer.